Exhibit 10.9

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT (this "Agreement") is entered into as of October 3, 2012, between H.D.D. LLC, a California limited liability company, with an address of 5610 Dry Creek Road, Healdsburg, California  95448 (the "Borrower") and Bank of the West, a California banking corporation with an address of 700 Main Street, Suite 212, Napa, California  94559 (the "Lender").

WHEREAS, the Lender has made a loan to the Borrower (the "Loan");

WHEREAS, the Loan is evidenced by that certain Equipment Purchase Line of Credit Note dated July 16, 2012, (as previously amended, modified or supplemented, the "Note"), by the Borrower in favor of the Lender which matures on May 31, 2013 (the "Expiration Date");

WHEREAS, in connection with the Loan, H.D.D. LLC entered into that certain Loan and Security Agreement dated July 16, 2012, (as previously amended, modified or supplemented, the "Loan Agreement");

WHEREAS, the Loan Agreement and the Equipment Purchase Line of Credit Note and all other documents and instruments executed in connection with or relating to the Loan are referred to herein, collectively, as the "Loan Documents"; and all collateral granted to the Lender to secure the Loan is referred to herein, collectively, as the "Collateral";

WHEREAS, the Borrower has requested and the Lender has agreed to amend certain of the covenants applicable to the Loan;

WHEREAS, the Borrower has requested and the Lender has agreed to increase the amount of availability under the Loan Documents;

WHEREAS, the Borrower and the Lender have agreed to modify the Loan and the Loan Documents in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

1.     MODIFICATION AGREEMENT

1.1           Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and the Borrower acknowledges and agrees that each of the recitals is true and correct.

1.2           Ratification.  All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein.

1.3           Increased Availability.  Availability under the Equipment Purchase Line of Credit shall be increased from Three Hundred Thousand Dollars and Zero Cents ($300,000.00) to Three Hundred Fifty-Seven Thousand Dollars and Zero Cents ($357,000.00) (the "Revised Borrowing Limit") and all references to availability in the Loan Documents shall be modified accordingly.

1.4           Deleting Covenants/Financial Statements of The Hambrecht 1980 Revocable Trust.  Section 4.8 of the Loan Agreement is deleted in its entirety.

1.5           Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that:

(a)	The person executing this Agreement is duly authorized to do so and to bind the Borrower to the terms hereof;

(b)	Each of the Loan Documents is a valid and legal binding obligation of the Borrower, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind;

(c)	All financial statements delivered to the Lender were true, accurate and complete, in all material respects, as of the date of delivery to the Lender;

(d)	Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of the Borrower, except as disclosed to the Lender in writing;

(e)
There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or threatened, affecting the Borrower or its property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of the Borrower; and

(f)	There exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

1.6           Interest, Fees, Costs and Expenses.  The Borrower shall, simultaneously with the execution of this Agreement, pay to the Lender all accrued interest owing on the Loan as of the date of this Agreement together with all fees, costs and expenses due and owing to the Lender by the Borrower under the Loan Documents.

2.     MISCELLANEOUS

2.1           Release of the Lender.  The Borrower hereby confirms that as of the date hereof it has no claim, set-off, counterclaim, defense, or other cause of action against the Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including, without limitation, any claim to exemplary or punitive damages arising out of any transaction between the Borrower and the Lender.  To the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown that exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by the Borrower.  The Borrower acknowledges that this release is part of the consideration to the Lender for the financial and other accommodations granted by the Lender in this Agreement.

2.2           Costs and Expenses.  The Borrower shall pay to the Lender on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Lender in establishing, maintaining, protecting or enforcing any of the Lender's rights or any of the obligations owing by the Borrower to the Lender, including, without limitation, any and all such costs and expenses incurred or paid by the Lender in defending the Lender's security interest in, title or right to, the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Loan.

2.3           Indemnification.  The Borrower shall indemnify, defend and hold the Lender and its directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless against any claim brought or threatened against any Indemnitee by the Borrower or any guarantor or endorser of the obligations of the Borrower to the Lender, or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Lender's relationship with the Borrower, or any guarantor or endorser of the obligations of the Borrower to the Lender (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Lender.  The within indemnification shall survive payment of the obligations of the Borrower to the Lender, and/or any termination, release or discharge executed by the Lender in favor of the Borrower.

2.4           Severability.  If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

2.5           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

2.6           Complete Agreement.  This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

2.7           Binding Effect of Agreement.  This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Lender shall be entitled to rely thereon) until released in writing by the Lender.  The Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Lender; and the Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral.  Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

2.8           Further Assurances.  The Borrower will from time to time execute and deliver to the Lender such documents, and take or cause to be taken, all such other further action, as the Lender may request in order to effect and confirm or vest more securely in the Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Lender the security interest in the Collateral or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral).  To the extent permitted by applicable law, the Borrower authorizes the Lender to file financing statements, continuation statements or amendments without the Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower, if necessary, and may be filed at any time in any jurisdiction.  The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Uniform Commercial Code of California as amended from time to time (the "Code") for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower.  The Borrower agrees to furnish any such information to the Lender promptly upon request.  In addition, the Borrower shall at any time and from time to time take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and the preservation of its rights therein.  The Borrower hereby constitutes the Lender its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of the Borrower to the Lender are irrevocably paid in full and the Collateral is released.

2.9           Amendments and Waivers.  This Agreement may be amended and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Borrower shall obtain the Lender's prior written consent to each such amendment, action or omission to act.  No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of the  Lender on any future occasion.

2.10         Terms of Agreement.  This Agreement shall continue in force and effect so long as any obligation of the Borrower to Lender shall be outstanding and is supplementary to each and every other agreement between the Borrower and Lender and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between the Borrower and the Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

2.11         Notices.  Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer of agent of the Borrower or Lender, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Lender at the address set forth in the Loan Agreement or as any party may from time to time designate by written notice to the other party.

2.12         California Law.  This Agreement shall be governed by federal law applicable to the Lender and, to the extent not preempted by federal law, the laws of the State of California without giving effect to the conflicts of laws principles thereof.

2.13         Reproductions.  This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

2.14         Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement.  Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum.  Borrower irrevocably appoints the Secretary of State of the State of California as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower’s address shown above or as notified to the Lender and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon Borrower.

2.15         Waiver Of Jury Trial.  THE BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.  TO THE EXTENT PERMITTED BY LAW EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS NOTE OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

2.16         Judicial Reference Provision.  In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision.  With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Note or any other document, instrument or transaction between the parties (each, a "Claim"), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference.  Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the "Court"). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court.  The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee's decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder.  AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

Executed as of the date written above.

Borrower:

H.D.D. LLC

By:	/s/ Phillip L. Hurst
Phillip L. Hurst, Manager

By:	/s/ William R. Hambrecht
William R. Hambrecht, Manager

By:	/s/ Paul E. Dolan
Paul E. Dolan, III, Manager

By:	/s/ Heath E. Dolan
Heath E. Dolan, Manager

By:	/s/ J. Barrie Graham
J. Barrie Graham, Manager

By:	/s/ Daniel A. Carroll
Daniel A. Carroll, Manager

Accepted: Bank of the West

By:	/s/ Jeffrey Clark
Name:	Jeffrey Clark
Title:	Vice President